M.S.B. FUND, INC.

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999

     SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999

         THIS SUPPLEMENT DESCRIBES CERTAIN CHANGES CONCERNING THE FUND'S ADMINISTRATOR, ACCOUNTING AGENT, TRANSFER AGENT AND CUSTODIAN, AND DESCRIBES
   CERTAIN MODIFICATIONS TO THE FUND'S PROCEDURES FOR PURCHASING AND REDEEMING SHARES OF THE FUND. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE FUND DATED MAY 1,
               1999, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

     The Fund has appointed BISYS Fund Services Ohio, Inc. ("BISYS") and The Bank of New York ("BONY") to provide administration, fund accounting, transfer agency and custodian services to the Fund. These services will replace the services previously provided to the Fund by PFPC Inc. and PFPC Trust Company.

     Effective August 1, 1999, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, became the Fund's administrator and accounting agent pursuant to an Administration Agreement and a Fund Accounting Agreement, each dated August 1, 1999. Pursuant to these agreements, BISYS will perform various administrative and accounting services for the Fund, including (i) maintenance of books and records, (ii) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of the Fund and (iii) computation of the Fund's net asset value for purposes of sales and redemptions of shares. Effective August 9, 1999, BISYS also will become the Fund's transfer agent.

     Effective July 30, 1999, BONY, One Wall Street, New York, NY 10286, became the custodian of the Fund's securities and other investments and replaced PFPC Trust Company in that capacity.

     The fees payable to BISYS and BONY are substantially the same as the fees that were payable under the Fund's prior agreements with PFPC and PFPC Trust Company.

     As a result of these changes, mailing addresses and wiring instructions for making investments in the Fund will change. The table below sets forth instructions for making investments in the Fund on or after August 9, 1999:

                             SHARE PURCHASE OPTIONS
               FOR INVESTMENTS MADE ON OR AFTER AUGUST 9, 1999

                 INITIAL PURCHASE                 SUBSEQUENT INVESTMENT

MINIMUM        $250 ($50 for investors            $50 ($25 for investments
INVESTMENT     enrolling in the                   through the Automatic
               Automatic Investment Plan)         Investment Plan)

BY MAIL OR     Complete and sign the              Make your check payable to
OVERNIGHT      application.  Make your            "M.S.B. Fund, Inc." and send
COURIER        check payable to                   it to the address at the left.
               "M.S.B. Fund, Inc." and            Put your name, address and
               send the completed                 M.S.B.  Fund account number
               application and check to:          on your check.  Subsequent
                                                  investment forms will be
               By Mail:  M.S.B. Fund, Inc.        included with each shareholder
                         P.O. Box 182010          statement for your convenience
                         Columbus, OH             convenience.  Alternatively,
                         43218-2010               include a note giving your
                                                  M.S.B. Fund account number,
               By Courier: M.S.B. Fund, Inc.      your name and your address.
                           c/o BISYS Fund
                           Services
                           Attn: Shareholder
                           Services
                           3435 Stelzer Road
                           Columbus, OH  43219

BY TELEPHONE   Telephone transactions            If you want to make telephone
               may not be used for initial       transactions, call 800-661-3938
               purchases, unless the investor    to set up your account for this
               is an institution.  If you        feature.  All purchases made by
               want to make telephone            telephone must be paid by wire
               transactions, call 800-661-       transfer.
               3938 to set up your
               account for this feature.  All
               purchases made by telephone must
               be paid by wire transfer.


                                                                               2


WIRE
INSTRUCTIONS    Call 800-661-3938 to notify      Follows the directions to the
                the Fund that you intend to      left.
                purchase shares  by  wire
                and to verify
                wire instructions.

INSTITUTIONAL   1.  Open an account by            Follow the directions to the
INVESTORS --    submitting a completed            left.
NEXT-DAY        Account Application by
SETTLEMENT      mail or overnight courier.
                Authorize telephone
                transactions on an
                authorization form
                available from the Fund.

                2. Notify the Fund by
                calling 800-661-3938
                that you desire to
                purchase shares with
                next-day settlement.

                3. Submit an order to
                purchase shares either by
                fax or telephone, indicating
                the amount of the investment
                or the number of shares you
                desire to purchase. BE SURE
                TO INDICATE ON THE ORDER THAT
                NEXT-DAY SETTLEMENT IS SOUGHT.
                If you are submitting the
                purchase order by fax, call
                800-661-3938 to notify the
                Fund that you would like to
                transmit a fax and to receive
                the appropriate fax number.

                4. Wire funds using the wire
                instructions above. Immediately
                available funds must be
                received by 4:00 P.M. New York
                City time on the next business
                day after the order is
                submitted or the order will be
                canceled.

AUTOMATIC       Complete the Account              Follow the directions to the
INVESTMENT      Application which may be          left.
                obtained separately from
                the Fund. Send the completed
                applications and a voided
                personal check to the Fund
                at the address provided above
                for delivery by mail or
                overnight courier. Allow up
                to one month for processing
                of your application.

PAYROLL         See your employer for             See your employer for
DEDUCTION       information.                      information.
PLANS

TO OBTAIN       Call the Fund at 800-982-1846.    Call the Fund at 800-982-1846.
ACCOUNT
APPLICATIONS
AND OTHER FORMS


                               REDEMPTION REQUESTS

     As of August 9, 1999, you should direct redemption requests by mail to M.S.B. Fund, Inc., P.O. Box 182010, Columbus, OH 43218-2010. Redemption requests sent by overnight courier should be sent to M.S.B. Fund, Inc., c/o BISYS Fund Services, Attn: Shareholder Services, 3435 Stelzer Road, Columbus, OH 43219. All other procedures for the redemption of Fund securities will not be affected and will remain the same.

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 6, 1999.